UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 11, 2020

Idera Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-31918 (Commission File Number)	04-3072298 (I.R.S. Employer Identification No.)

505 Eagleview Blvd., Suite 212
Exton, Pennsylvania	19341
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 348-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	IDRA	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Private Placement

As previously reported on a Form 8-K filed with the Securities and Exchange Commission on April 7, 2020 (the “April 8-K”), Idera Pharmaceuticals, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with Pillar Partners Foundation, L.P. (“Pillar Foundation”) providing for the sale of securities in two closings exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”).

On December 9, 2020, the Company received from Pillar Foundation a notice that it or affiliated entities intended to consummate the Second Closing (as defined below) pursuant to the Securities Purchase Agreement.

On December 11, 2020, the Company entered into an amendment (the “Amendment”) to the Securities Purchase Agreement and the Registration Rights Agreement, dated April 7, 2020, with Pillar Foundation (the “Registration Rights Agreement”) and Pillar Pharmaceuticals 6, L.P. (“Pillar 6” and, collectively with Pillar Foundation, the “Purchasers”), principally to enable Pillar 6 to participate in the Second Closing.

Pursuant to the Stock Purchase Agreement and Amendment, on December 11, 2020, the Company issued and sold to the Purchasers, for $5.0 million of aggregate consideration (the “Second Closing”), (i) 69,941 shares of Common Stock (“Second Closing Shares”), (ii) pre-funded warrants to purchase up to 2,677,311 shares of Common Stock (“Second Closing Pre-Funded Warrants”), and (iii) warrants to purchase up to 1,373,626 shares of Common Stock (“Second Closing Common Warrants”). Each Second Closing Share and the associated 0.5 Second Closing Common Warrant had a combined purchase price of $1.82 and each Pre-Funded Warrant and the 0.5 associated Second Closing Common Warrant had a combined purchase price of $1.81. Each combined purchase price included $0.125 for each share of Common Stock underlying each Second Closing Common Warrant. The Second Closing Common Warrants have an exercise price of $2.71 per share of Common Stock.

The foregoing provides only brief descriptions of the material terms of the form of the Pre-Funded Warrant, the form of the Common Warrant, the Registration Rights Agreement and the Securities Purchase Agreement and does not purport to be a complete description of the rights and obligations of the parties thereunder, and such descriptions are qualified in their entirety by reference to Exhibits 4.1, 4.2, 4.4, and 10.1 filed with the April 8-K and incorporated herein by reference, along with the Amendment to the Securities Purchase Agreement and Registration Rights Agreement filed herewith as Exhibits 10.2 and incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The information provided in Item 1.01 of this Form 8-K is incorporated by reference into this Item 3.02.

Item 8.01.	Other Events.

On December 15, 2020, the Company issued a press release announcing the Second Closing. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
4.1	Form of Pre-Funded Warrant (incorporated by reference as Exhibit 4.1 to the Form 8-K filed on April 7, 2020).

4.2	Form of Common Warrant (incorporated by reference as Exhibit 4.2 to the Form 8-K filed on April 7, 2020).

4.3	Registration Rights Agreement, dated April 7, 2020, by and among Idera Pharmaceuticals, Inc. and Pillar Partners Foundation, L.P. (incorporated by reference as Exhibit 4.4 to the Form 8-K filed on April 7, 2020).

10.1	Securities Purchase Agreement, dated April 7, 2020, by and among Idera Pharmaceuticals, Inc. and Pillar Partners Foundation, L.P. (incorporated by reference as Exhibit 10.1 to the Form 8-K filed on April 7, 2020).

10.2	Amendment to the Securities Purchase Agreement and Registration Rights Agreement, dated December 11, 2020, by and among Idera Pharmaceuticals, Inc., Pillar Partners Foundation, L.P. and Pillar Pharmaceuticals 6, L.P.

99.1	Press Release of the Company, dated December 15, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDERA PHARMACEUTICALS, INC.

Dated: December 15, 2020	By:	/s/ Bryant D. Lim
Bryant D. Lim Senior V.P., General Counsel